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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report: (Date of earliest event reported): October 21, 2002


                         TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                 0-20017                13-3532643
       (State of               (Commission             (IRS Employer
     Incorporation)            File Number)          Identification No.)
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                             7000 FANNIN, 20TH FLOOR
                              HOUSTON, TEXAS 77030
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS

THE FOLLOWING STATEMENT WAS RELEASED TO THE PRESS ON OCTOBER 21, 2002 REGARDING AN ANNOUNCEMENT BY ICOS-TEXAS BIOTECHNOLOGY L.P. CONCERNING THE PHASE 2B/3 TRIAL RESULTS FOR SITAXSENTAN.

ICOS CORPORATION                                            Texas Biotechnology
22021 20th Avenue SE                                        7000 Fannin
Bothell, WA 98021                                           Houston, TX 77030


Contact: Lacy Fitzpatrick                        Pamela Murphy
         ICOS Corporation                        Texas Biotechnology Corporation
         (425) 415-2207                          (713) 578-6604

                     ICOS-TEXAS BIOTECHNOLOGY L.P. ANNOUNCES
                    PHASE 2B/3 TRIAL RESULTS FOR SITAXSENTAN

BOTHELL, WA AND HOUSTON, TX - OCTOBER 21, 2002 - ICOS-Texas Biotechnology L.P., a partnership between ICOS Corporation (Nasdaq:ICOS) and Texas Biotechnology Corporation (Nasdaq:TXBI) announced today top-line results from the STRIDE (Sitaxsentan To Relieve ImpaireD Exercise in Pulmonary Arterial Hypertension) Phase 2b/3 12-week, double-blind, placebo-controlled clinical trial. The STRIDE trial was designed to assess the safety and efficacy of sitaxsentan in patients with NYHA class II, III and IV pulmonary arterial hypertension ("PAH"). The trial enrolled 178 patients who were randomized to either sitaxsentan 100 mg, sitaxsentan 300 mg, or placebo treatment once a day.

The primary endpoint of the Phase 2b/3 STRIDE trial was change in percent of predicted peak VO2 from baseline to week 12. The results showed a statistically significant improvement for the 300 mg dose group compared with placebo treatment (7% relative improvement). The primary endpoint was not statistically significant for the 100 mg dose group. A secondary endpoint was change in 6-minute walk distance from baseline to week 12. The results showed statistically significant improvement for both the sitaxsentan 100 mg and 300 mg groups, compared with placebo treatment. The 6-minute walk test is the most widely used efficacy test for drugs treating PAH. The clinical effectiveness of each of the two sitaxsentan dose groups was equivalent for 6-minute walk distance (9% relative improvement). NYHA class improvement, another important measure that reflects limitations in physical activity, was also statistically significant for the sitaxsentan 100 mg and 300 mg dose groups compared with placebo treatment.

The most frequent adverse events that occurred in patients receiving sitaxsentan, and were more common than in placebo-treated patients, were headache, peripheral edema, nausea, nasal congestion and prolonged clotting time.

Liver abnormalities have previously been recognized as complications related to the endothelin antagonist class of drugs. Liver abnormalities in the STRIDE trial were defined as elevated serum aminotransferase values that were more than 3 times normal. Incidences of liver abnormalities, which reversed in all cases, were 2% for the placebo group, 0% for the sitaxsentan 100 mg group and 10% for the sitaxsentan 300 mg group. When data from the STRIDE trial are combined with data from the extension trial (patients were exposed to sitaxsentan for a maximum of 55 weeks in both studies combined), the incidences of liver abnormalities, which were all reversible, were 5% for the sitaxsentan 100 mg dose group and 21% for the sitaxsentan 300 mg dose group.

SITAXSENTAN is a small molecule that antagonizes the action of endothelin, a potent mediator of blood vessel constriction and growth of smooth muscle in vascular walls.


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Endothelin receptor antagonists may prove to be effective in the treatment of a variety of diseases where the regulation of vascular constriction is important. Sitaxsentan is selective in the targeting of the endothelin A receptor.

PULMONARY ARTERIAL HYPERTENSION is a condition that involves high blood pressure and structural changes in the walls of the pulmonary arteries, which are the blood vessels that connect the right side of the heart to the lungs. PAH causes shortness of breath, limits activity, and shortens life-expectancy. Primary and secondary pulmonary arterial hypertension are estimated to afflict over 100,000 people worldwide, many of whom are young adults.

ICOS-TEXAS BIOTECHNOLOGY, L.P.:
ICOS-Texas Biotechnology L.P. is a 50/50 limited partnership, formed in June 2000, to develop and commercialize endothelin receptor antagonists, including sitaxsentan.

TEXAS BIOTECHNOLOGY:
Texas Biotechnology, a biopharmaceutical company focused on the discovery, development and commercialization of novel drugs, is recognized for its expertise in small molecule drug development and vascular biology. Argatroban, its first FDA-approved product, is being marketed by GlaxoSmithKline for heparin-induced thrombocytopenia. Additional studies are seeking to expand use of Argatroban in other therapeutic settings. Texas Biotechnology has several other products in clinical development for cardiovascular and anti-inflammatory diseases.

ICOS CORPORATION:
ICOS is a product-driven company that has expertise in both protein-based and small molecule therapeutics. The Company combines its capabilities in molecular, cellular and structural biology, high throughput drug screening, medicinal chemistry and gene expression profiling to develop highly innovative products with significant commercial potential. The Company applies its integrated approach to erectile dysfunction and other urologic disorders, sepsis, pulmonary arterial hypertension and other cardiovascular diseases, and inflammatory diseases. ICOS' strategy targets multiple therapeutic areas with drugs that act through distinct molecular mechanisms, increasing the Company's opportunities to market breakthrough products.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause ICOS' or Texas Biotechnology's the Companies' results and the timing and outcome of events to differ materially from those expressed in or implied by the forward-looking statements, including risks associated with clinical development, regulatory approvals, product commercialization, intellectual property claims and litigation and other risks detailed in ICOS' or Texas Biotechnology's latest Annual Reports on Form 10-K and theirs other public filings with the Securities and Exchange Commission. The biotechnology and pharmaceutical businesses are risky and there can be no assurance that any particular product candidate will progress and become a commercial product.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date October 21, 2002                 TEXAS BIOTECHNOLOGY CORPORATION


                                      /s/  STEPHEN L. MUELLER
                                      -----------------------------------------
                                      Stephen L. Mueller
                                      Vice-President, Finance and Administration
                                      Secretary and Treasurer




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